INDEX TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS

Exhibit 99.1

Apollo Global Management, LLC Pro Forma:
Unaudited Pro Forma Condensed Consolidated Statement of Operations of the Company for the Year Ended December 31, 2012	3
Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements	4

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

Apollo Global Management, LLC and its subsidiaries (collectively “Apollo” or the “Company”) entered into an Amended and Restated Purchase Agreement (the “Agreement”) with Stone Tower Debt Advisors LLC, Stone Tower Operating LP, Stone Tower Capital LLC, Stone Tower Credit Partners GP LLC, Stone Tower Structured Credit Recovery Partners GP LLC, Stone Tower Structured Credit Recovery Partners II GP LLC, Stone Tower Loan Value Recovery Fund GP LLC, Stone Tower Credit Solutions GP LLC, Stone Tower Credit Strategies GP LLC and certain other persons identified therein (collectively the “Sellers” or “Stone Tower”), dated as of April 2, 2012, to acquire the membership interests of Stone Tower for total consideration, of approximately $237 million (the “Acquisition”). The accompanying unaudited pro forma condensed consolidated financial statements have been prepared by Apollo to reflect its completed acquisition of Stone Tower.

The unaudited pro forma condensed consolidated statement of operations and explanatory notes of Apollo set forth below for the year ended December 31, 2012 give effect to the acquisition of Stone Tower accounted for as a business combination, as if the acquisition occurred on January 1, 2012.

The unaudited pro forma condensed consolidated statement of operations are provided for informational purposes only and do not purport to reflect the results of Apollo’s operations had the transaction actually been consummated on January 1, 2012. We have made, in our opinion, all adjustments that are necessary to present fairly the pro forma financial data. The pro forma provision for income taxes may not represent the amounts that would have resulted had Apollo and Stone Tower file consolidated income tax returns during the periods presented.

APOLLO GLOBAL MANAGEMENT, LLC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED

STATEMENT OF OPERATIONS

Year Ended December 31, 2012

(dollars in thousands, except share data)

	Historical
	Apollo	Stone Tower (g)	Pro Forma Adjustments	Note 2	Combined Apollo Pro Forma
Revenues:
Advisory and transaction fees from affiliates	$149,544	$117	$—		$149,661
Management fees from affiliates	580,603	3,452	134	(a)	584,189
Carried interest income from affiliates	2,129,818	—	10,235	(b)	2,140,053

Total Revenues	2,859,965	3,569	10,369		2,873,903

Expenses:
Compensation and benefits:
Equity-based compensation	598,654	—	—		598,654
Salary, bonus and benefits	274,574	6,702	(1,089)	(c)	280,187
Profit sharing expense	871,394	—	14,533	(c)	885,927
Incentive fee compensation	739	—	—		739

Total Compensation and Benefits	1,745,361	6,702	13,444		1,765,507
Interest expense	37,116	4	(4)	(a),(c)	37,116
Professional fees	64,682	1,845	(137)	(a),(c)	66,390
General, administrative and other	87,961	2,755	677	(c)	91,393
Placement fees	22,271	482	—		22,753
Occupancy	37,218	595	—		37,813
Depreciation and amortization	53,236	133	5,958	(d)	59,327

Total Expenses	2,047,845	12,516	19,938		2,080,299

Other Income:
Net gains (losses) from investment activities	288,244	3,043	(4,019)	(a)	287,268
Net (losses) from investment activities of consolidated VIEs	(71,704)	(7,168)	—		(78,872)
Income from equity method investments	110,173	8	—		110,181
Interest income	9,693	—	(1,559)	(a)	8,134
Other income (loss), net	1,964,679	977	(1,952,008)	(a),(c)	13,648

Total Other Income (loss)	2,301,085	(3,140)	(1,957,586)		340,359

Income (loss) before income tax provision	3,113,205	(12,087)	(1,967,155)		1,133,963
Income tax provision	(65,410)	(368)	(6,903)	(e)	(72,681)

Net Income (Loss)	3,047,795	(12,455)	(1,974,058)		1,061,282
Net (income) loss attributable to Non-Controlling Interests	(2,736,838)	13,999	1,982,977	(f)	(739,862)

Net Income Attributable to Apollo Global Management (Stone Tower unaudited amounts are not adjusted for Apollo Operating Group non-controlling interest)	$310,957	$1,544	$8,919		$321,420

Net Loss Per Class A Share:
Net Income Per Class A Share - Basic and Diluted	$2.06				$2.14

Weighted Average Number of Class A Shares – Basic	127,693,489				127,693,489

Weighted Average Number of Class A Shares – Diluted	129,540,377				129,540,377

See notes to unaudited pro forma condensed consolidated financial statements.

APOLLO GLOBAL MANAGEMENT, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

(dollars in thousands, except share data)

1.	BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2012, illustrate the effect of the Acquisition as if it was completed on January 1, 2012, and includes all adjustments relating to the events that are directly attributable to the Acquisition, as long as the impact of such events are expected to continue and are factually supportable. This unaudited pro forma condensed consolidated statement of operations should be read in conjunction with:

•	The accompanying notes to the unaudited pro forma condensed consolidated financial statements;

•

The historical unaudited consolidated financial statements and related notes thereto and management’s discussion and analysis of financial condition and results of operations of Apollo as of and for the year ended December 31, 2012 contained in its Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 1, 2013; and

•	The Second Amended Report filed on February 1, 2013.

Apollo’s estimated purchase price for Stone Tower has been allocated to the assets acquired and the liabilities assumed based upon management’s estimate of their respective fair values as of April 2, 2012 (the “Acquisition Date”). In deriving Apollo’s pro forma condensed combined consolidated financial statements, it was assumed that Apollo’s estimated combined statutory tax rate for 2012 is 41%. See Note 2(e).

Certain reclassifications and adjustments have been made to Stone Tower’s historical balances in the unaudited pro forma condensed consolidated financial statements to conform to Apollo’s presentation and accounting policies. These reclassifications are further detailed in Note 2(g). The most significant change is related to the recognition of carried interest income in accordance with Apollo’s revenue recognition policy as further explained in Note 2(b).

APOLLO GLOBAL MANAGEMENT, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

(dollars in thousands, except share data)

2.	PRO FORMA ADJUSTMENTS

(a)	Represents adjustments for the deconsolidation of certain investment entities at the Acquisition Date.

	Year Ended December 31, 2012
Deconsolidated revenues, other income and expenses
Management fee revenue	$134
Interest expense	4	(c)
Professional fees	137	(c)
General, administrative and other	3	(c)
Interest income	(1,559)
Other income, net	(876	) (c)
Net losses from investment activities	(4,019)

Total	$(6,176)

(b)	Reflects adjustments to the Stone Tower historical financial statements to conform to Apollo’s revenue recognition policy.

Carried interest income from consolidated variable interest entities of $62.4 million was recorded as an adjustment to the amounts attributable to Non-Controlling Interests in the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2012. Additionally, carried interest income from unconsolidated variable interest entities of $10.2 million was recorded as additional carried interest income in the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2012.

Year Ended December 31, 2012
Carried interest income from unconsolidated variable interest entities	$10,235

Total	$10,235

APOLLO GLOBAL MANAGEMENT, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

(dollars in thousands, except share data)

(c)	The pro forma adjustment details for salary, bonus and benefits expenses, profit sharing expense, interest expense, professional fees, general, administrative and other expenses and other income are provided below:

	Year Ended December 31, 2012
Salary, bonus and benefits
Expenses that will not recur	$(6,702)
New compensation arrangements resulting from acquisition	5,613

Total Pro Forma Adjustment	$(1,089)

	Year Ended December 31, 2012
Profit sharing expense
New compensation arrangements resulting from acquisition	$14,533

Total Pro Forma Adjustment	$14,533

	Year Ended
	December 31, 2012
Interest expense
Deconsolidated expenses	$(4	) (a)

Total Pro Forma Adjustment	$(4)

	Year Ended December 31, 2012
Professional Fees
Deconsolidated expenses	$(137	) (a)

Total Pro Forma Adjustment	$(137)

	Year Ended December 31, 2012
General, administrative and other
Travel adjustments	$680
Deconsolidated expenses	(3	) (a)

Total Pro Forma Adjustment	$677

	Year Ended December 31, 2012
Other income
Deconsolidated expenses	$(876	) (a)
Bargain puchase gain	(1,951,132)

Total Pro Forma Adjustment	$(1,952,008)

(d)	Reflects amortization expenses related to the estimated intangible assets recognized in connection with the Acquisition. The Company has determined to use an accelerated amortization method for its intangible assets arising from carried interest, senior fee, subordinate fee and management fee

APOLLO GLOBAL MANAGEMENT, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

(dollars in thousands, except share data)

contracts of Stone Tower based on the projected cash flows related to such contracts in the future years. The amortization expense related to these intangible assets included in the unaudited pro forma condensed combined consolidated statement of operations for the year ended December 31, 2012 are as follows:

Year Ended December 31, 2012
Intangible amortization expense	$6,091
Reversal of Stone Tower depreciation and amortization	(133)

Total pro forma adjustment	$5,958

(e)	Represents income tax impact of the pro forma historical results of Stone Tower and certain other pro forma adjustments at the statutory rate in effect during the statement of operations period.

(f)	Includes allocation of pro forma net income attributable to Non-Controlling Interests in certain entities within the Apollo structure, hereafter referred to as (“Apollo Operating Group”) representing their proportionate share of the pro forma historical results of Stone Tower and certain other pro forma adjustments calculated based on the ownership percentages of 65.5%. Additionally, the Non- Controlling Interests pro-forma adjustment includes the allocation of income from consolidated entities. The details of the pro forma adjustments for net income attributable to non-controlling interests are provided below.

Year Ended December 31, 2012
Net (income) loss attributable to Non-Controlling Interests in Apollo Operating Group	$(33,697)
Adjustment to net income attributable to Non-Controlling Interests	2,016,674

Total Pro Forma Adjustment	$1,982,977

APOLLO GLOBAL MANAGEMENT, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

(dollars in thousands, except share data)

(g)	Reclassification adjustments made to Stone Tower’s historical financial statement balances for the three months ended March 31, 2012 to conform to Apollo’s presentation and accounting policies are provided below.

	Historical Stone Tower	Reclass		Adjusted Stone Tower
Revenues:
Advisory and transaction fees from affiliates	$—	$117	(1)	$117
Management fees from affiliates	3,452	—		3,452
Carried interest income from affiliates	—	—		—
Liquidation fees from affiliates	117	(117	) (1)	—

Total Revenues	3,569	—		3,569

Expenses:
Compensation and benefits:
Equity-based compensation	—	—		—
Salary, bonus and benefits	6,702	—		6,702
Profit sharing expense	—	—		—
Incentive fee compensation	—	—		—

Total Compensation and Benefits	6,702	—		6,702
Interest expense	4	—		4
Professional fees	1,915	(70	) (2),(3)	1,845
Travel and entertainment	1,001	(1,001	) (4)	—
General, administrative and other	698	2,057	(4)	2,755
Placement fees	—	482	(2)	482
Information services	1,056	(1,056	) (4)	—
Portfolio administration	412	(412	) (3)	—
Occupancy	595	—		595
Depreciation and amortization	133	—		133

Total Expenses	12,516	—		12,516

Other Income:
Net gains from investment activities	—	3,043	(5)	3,043
Net investment income from partnership investments in Master Funds	3,043	(3,043	) (5)	—
Net gains from investment activities of consolidated VIEs	(7,168)	—		(7,168)
Income from equity method investments	8	—		8
Forgivness of debt	977	(977	) (6)	—
Other income, net	—	977	(6)	977

Total Other Income (loss)	(3,140)	—		(3,140)

Income (loss) before income tax provision	(12,087)	—		(12,087)
Income tax provision	(368)	—		(368)

Net (Loss) Income	(12,455)	—		(12,455)

Net loss attributable to appropriated members’ equity	102,681	(102,681	) (7)	—
Net (income) loss attributable to Non-Controlling Interests	(88,682)	102,681	(7)	13,999

Net Income Attributable to Apollo Global Management (Stone Tower unaudited amounts are not adjusted for Apollo Operating Group non-controlling interest)	$1,544	$—		$1,544

(1)	To reclass to advisory and transaction fees from affiliates
(2)	To reclass from professional fees
(3)	To reclass to professional fees
(4)	To reclass to general, administrative and other
(5)	To reclass to net gains from investment activities
(6)	To reclass to other income, net from forgivness of debt
(7)	To reclass to net (income) loss attributable to Non-Controlling Interests

APOLLO GLOBAL MANAGEMENT, LLC

NOTES TO UNAUDITED PRO FORMA CONDENSED

CONSOLIDATED FINANCIAL STATEMENTS

(dollars in thousands, except share data)

3.	PRO FORMA NET (LOSS) INCOME PER CLASS A SHARE

The following table sets forth certain historical and pro forma per share financial information for the Class A shares of Apollo Global Management, LLC for the year ended December 31, 2012:

	Historical	Pro Forma
	Year Ended December 31, 2012	Year Ended December 31, 2012
Numerator:
Net income attributable to Apollo Global
Management, LLC	$310,957	$321,420
Dividends declared on Class A shares	(172,887)	(172,887)
Dividend equivalents on participating securities	(31,175)	(31,175)
Earnings allocable to participating securities	(16,855)	(16,855)

Net Income Attributable to Class A shareholders	$90,040	$100,503

Denominator:
Weighted average number of Class A shares - Basic	127,693,489	127,693,489

Net income per Class A share: Basic and Diluted
Distributable Earnings	$1.35	$1.35
Undistributed income	0.71	0.79

Net income per Class A share	$2.06	$2.14